UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 12, 2014
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit 10.1	Weyerhaeuser Company Annual Incentive Plan for Salaried Employees

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of the Weyerhaeuser Company (the “Company”) Board of Directors approved an amendment to the Company’s Annual Incentive Plan (“AIP”) to (i) reflect changes to the Company’s business structure, (ii) confirm that the Company’s clawback policy is applicable to awards under the AIP, and (iii) make various clarifying and conforming changes. A copy of the AIP, as amended and restated, is filed as Exhibit 10.1 hereto and incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the AIP.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
The following item is filed as an exhibit to this report:
10.1	Weyerhaeuser Company Annual Incentive Plan for Salaried Employees

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne M. Hillman
Name: Jeanne M. Hillman
Title: Vice President and Chief Accounting Officer

Date: February 19, 2014